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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------


                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): SEPTEMBER 19, 2003


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                                  CATUITY INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                     000-30045                 38-3518829
(State or other jurisdiction    (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)


   2711 E. JEFFERSON AVE.
  DETROIT, MICHIGAN 48207                                (313)-567-4348
   (Address of principal                         (Registrant's telephone number,
    executive offices)                                including area code)


                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)


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ITEM 5. OTHER EVENTS

Catuity announced today that its shareholders approved all of the proposals on the proxy at a special meeting of shareholders held at 9:30 AM on Friday September 19, 2003 in Sydney Australia, (7:30 PM EDT on Thursday September 18, 2003 in the United States). As a result of the shareholder's approval, Catuity will move forward with the second tranche of its July 2003 private placement of 2,375,000 shares of its common stock raising approximately $3,000,000.

The results of the shareholder vote will be posted on Catuity's website later today (www.catuity.com).

At the meeting, Mr. Duncan Mount - non-executive Chairman of the Board, and Mr. Michael Howe - President and CEO, presented information on the progress of the Company. A copy of their remarks have been posted on Catuity's website.







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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    CATUITY INC.
                                     (Registrant)


                                    By  /s/ John H. Lowry
                                       -------------------------------------
                                            John H. Lowry
                                            Senior Vice President,
                                            Chief Financial Officer & Secretary

Date: September 19, 2003







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